Exhibit 10.23

SEPARATION AGREEMENT & RELEASE OF ALL CLAIMS

                                This Separation Agreement (hereinafter referred to as “Agreement”) is made and entered into by and between Hossein Arjomand (hereinafter referred to as “Employee”), and Align Technology, Inc. (hereinafter referred to as “Company”).  In consideration of the mutual covenants and promises herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed by and between the parties as follows:

                WHEREAS, Employee has been for a time employed by the Company;

                WHEREAS, Employee and the Company have previously entered into an employment agreement dated as of November 5, 2005 (the “Employment Agreement”);

                WHEREAS, the parties have agreed that the Employment Agreement be terminated immediately upon the execution of this Agreement and that Employee ceases to be an executive officer of the Company;

WHEREAS, despite the termination of the Employment Agreement, the parties desire for there to be a transition period (the “Transition Period”) from the date hereof until Employee’s termination date of February 28, 2008 (the “Separation Date”);

                WHEREAS, the parties wish to permanently resolve all disputes that exist or may exist between them in the future arising out of Employee’s employment with the Company and the termination thereof;

                NOW, THEREFORE, for and in consideration of the promises and undertakings described below, the parties agree as follows:

AGREEMENT

1.             The Employment Agreement shall be terminated effective February 6, 2008, and Employee shall immediately cease to be an executive officer of the Company, but shall continue during the Transition Period until the Separation Date as an employee of the Company.

2.             During the Transition Period, the Company shall continue to pay Employee his current regular salary according to the Company’s standard payroll schedule and practices, less applicable deductions and withholdings. Employee has no right to employment with the Company after the Separation Date, and the Company has no obligation to employ him after the Separation Date.  During the Transition Period, Employee shall not report to work, but shall make himself available to the Company, upon its written request, to provide services, support, advice and cooperation commensurate with his last position.  Employee understands and agrees that he is not authorized to provide any services or support for or on behalf of the Company without prior written authorization from the Company.  Employee shall not represent himself or otherwise hold himself out to any third party or other person or entity as authorized to provide services, enter agreements, or otherwise commit the Company to any action or course of action during the Transition period without prior written authorization.  Employee acknowledges and agrees that the continued payment of his salary during the Transition Period, as well as the other promises and undertakings described herein, are adequate consideration for his promises and undertakings and release of claims set forth herein.

3.             Employee’s employment with the Company shall terminate on the Separation Date, and his obligation to perform any requested services on behalf of the Company shall cease.  On the Separation Date, the Company shall pay Employee all salary and all accrued but unusued vacation earned by him through the Separation Date.

4.             Employee agrees that prior to the execution of this Agreement he was not entitled to receive any monetary payments or benefits from the Company beyond the Separation Date, and that the only payments and benefits that Employee is entitled to receive from the Company in the future are those specified in this Agreement and/or the “Subsequent Release Agreement,” described below, if the Agreement and Subsequent Release Agreement are not revoked.

5.             Provided that Employee executes the general release agreement attached hereto as Exhibit A (the “Subsequent Release Agreement”), on the Separation Date,

(a) Employee shall be entitled to the payment of a  gross amount equal to one year of Employee’s last base salary, which was two hundred fifty six thousand five hundred seventy three dollars and zero cents ($256,573.00) per year. Said payment shall be made in a lump sum and shall be paid to Employee within ten days of either the Separation Date or the running of the revocation period set forth in the Subsequent Release Agreement, whichever is later. Said payments are subject to necessary and authorized deductions, and will be mailed to Employee’s current home address.  During the period of said payments and/or as a result of said payments, Employee shall not be employed by the Company, shall not be authorized to act on behalf of the Company, and shall not represent himself to any third party as a representative, agent or employee of the Company.

(b)           Beginning after the running of the revocation period set forth in the Subsequent Release Agreement, in addition, the Company shall pay Employee’s COBRA premiums for twelve (12) months beginning with the premium for March 1, 2008 and ending with the premium for February 1, 2009, or until such time as Employee obtains comparable benefits, whichever is sooner.  Employee expressly agrees that he shall provide notice to the Company at such time as he receives comparable benefits, so that the COBRA coverage and payments can be discontinued.  The Company will not withhold taxes or other amounts from said premium payments and Employee shall be responsible for any tax liability associated with such payments.  Employee is solely responsible for timely electing COBRA coverage and his failure to do so will result in forfeiture of the COBRA premiums identified in this Paragraph 1(b).

(c)           The Company will also pay $4,500 worth of outplacement services with Lee Hecht Harrison. The Company will not withhold taxes or other amounts from any payments for outplacement services and Employee shall be responsible for any tax liability associated with such payments.

(d)           The consideration set forth in Paragraphs 5(a), 5(b) and 5(c) are not payable to Employee if Employee does not execute the Subsequent Release Agreement or elects to revoke this Agreement as set forth in Paragraph 13, below, or otherwise, or elects to revoke the Subsequent Release Agreement as set forth therein.

(e)           Employee understands and agrees that the Subsequent Release Agreement is attached hereto and therefore the twenty one (21) day review period shall begin on February 5, 2008.  Employee shall have at least twenty one (21) days to consider the Subsequent Release Agreement, but he may not execute the Subsequent Release Agreement prior to the Separation Date.   Notwithstanding the fact that the twenty one (21) day review period expires prior to the Separation Date, the Company agrees that it will not rescind the Subsequent Release Agreement until March 1, 2008.

6.             Employee expressly agrees that:

(a)           The foregoing payments set forth in Paragraphs 2, 5(a), 5(b) and 5(c) shall constitute an accord and satisfaction and a full and complete settlement of Employee’s claims, shall constitute the entire amount of monetary consideration provided to Employee under this Agreement except as provided herein, and that Employee will not seek any further compensation for any other claimed damage, costs or attorneys’ fees in connection with the matters encompassed in this Agreement.

(b)           The Company has made no representations to Employee regarding the tax consequences of any amounts received by Employee pursuant to this Agreement.  Employee agrees to pay any and all federal, state, county or local taxes, which are required by law to be paid with respect to this Agreement.  Employee agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, levies, assessments, executions, judgments or recoveries by any governmental entity against the Company for any amounts claimed due on account of this Agreement or pursuant to claims made under any federal, state, county or local tax laws, and any costs, expenses or damages sustained by the Company by reason of any such claims.

7.             Employee promises that within seven days of the execution of this Agreement, he will return to the Company all Company property, as well as all Company proprietary information, including, but not limited to, any documents or other data in Employee’s possession at the time of termination.

8.             Employee represents that he has not filed any complaint, claims or actions against the Company, its affiliated companies, or their current or former officers, agents, directors, supervisors, employees, attorneys or representatives with any state, federal or local agency or court and that Employee will not do so at any time hereafter, except that Employee understands that nothing in this Agreement shall be construed to prohibit him from filing a charge with, or participating in any investigation or proceeding conducted by, the Equal Employment Opportunity Commission, National Labor Relations Board, and/or any federal, state or local agency.  Notwithstanding the foregoing, Employee hereby waives any and all rights to recover monetary damages in any charge, complaint or lawsuit filed by him or by anyone else on his behalf.

9.             Employee shall refrain from communicating any disparaging, derogatory, libelous or scandalous statements to any third party regarding the Company, its products, services, employees, agents, or representatives.  The Company agrees that its Executive Officers have not and will not make any derogatory, disparaging or negative statements about Employee.

10.           Employee hereby agrees that all rights he may have under section 1542 of the California Civil Code are hereby waived by Employee.  Section 1542 provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

11.           Notwithstanding the provisions of section 1542 of the Civil Code of the State of California, Employee without limitation hereby irrevocably and unconditionally releases and forever discharges the Company, and its affiliated companies, their current and former officers, agents, directors, supervisors, employees, representatives, successors and assigns, and all persons acting by, through, under, or in concert with any of them from any and all charges, complaints, claims, causes of action, debts, sums of money, controversies, agreements, promises, damages and liabilities of any kind or nature whatsoever, both at law and equity, known or unknown, suspected or unsuspected, arising from conduct occurring on or before the date of this Agreement, including without limitation any claims incidental to or arising out of Employee’s employment with the Company or the termination thereof.  It is expressly understood by Employee that among the various rights and claims being waived in this release are those arising under the Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621. et seq.), including the Older Workers’ Benefit Protection Act (29 U.S.C. § 626(f)).  This provision is intended by the parties to be all encompassing and to act as a full and total release of any claim, whether specifically enumerated herein or not, that Employee might have or has had, that exists or ever has existed on or to the date of this Agreement, except for any claims which may not legally be released, including but not limited to claims for unemployment insurance, workers’ compensation or indemnification under California Labor Code section 2802.  Employee acknowledges that he has thoroughly investigated whether he has any rights to indemnification and agrees that he is unaware of any such rights.  All released claims, including related attorneys’ fees and costs, are forever barred by this Agreement and without regard to whether those claims are based on any alleged breach of a duty arising in contract or tort; any alleged unlawful act, any other claim or cause of action; and regardless of the forum in which it might be brought.

12.           This Agreement and compliance with its terms shall not be construed as an admission by the Company of any liability whatsoever, or as an admission by the Company of any violation of the rights of Employee.  The Company specifically disclaims any liability to Employee for any alleged violation of any order, law, statute, duty or contract on the part of the Company, or its employees or agents.

13.           Employee understands and agrees that Employee:

(a)           Has had the opportunity of a full twenty-one (21) days within which to consider this Agreement before signing it, and that if Employee has not taken that full time period that Employee has failed to do so knowingly and voluntarily.

(b)           Has carefully read and fully understands all of the provisions of this Agreement.

(c)           Is, through this Agreement, releasing the Company, its affiliated companies, and their current and former officers, agents, directors, supervisors, employees, attorneys, representatives, successors and assigns and all persons acting by, through, under, or in concert with any of them, from any and all claims Employee may have against the Company or such individuals.

(d)           Knowingly and voluntarily agrees to all of the terms set forth in this Agreement and intends to be legally bound by the same.

(e)           Was advised and hereby is advised in writing to consider the terms of this Agreement and consult with an attorney of Employee’s choice prior to signing this Agreement.

(f)            Has a full seven (7) days following the execution of this Agreement to revoke this Agreement, and has been and hereby is advised in writing that this Agreement, all of its terms, and all of the obligations of the Company contained herein, shall not become effective or enforceable until the revocation period has expired.

(g)           Understands that rights or claims under the Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621, et seq.) that may arise after the date this Agreement is signed are not waived.

14.           Employee agrees not to interfere with the Company’s relationship with current employees, suppliers, customers or investors.  In furtherance of this obligation, for a period of twelve (12) months following the date of Employee’s execution of this Agreement, Employee shall not directly or indirectly, for Employee or any other person, business or entity, solicit the services of anyone employed by the Company during Employee’s employment.

15.           The parties hereto represent and acknowledge that in executing this Agreement they do not rely and have not relied upon any representation or statement made by any of the parties or by any of the parties’ agents, attorneys or representatives with regard to the subject matter or effect of this Agreement or otherwise, other than those specifically stated in this written Agreement.

16.           This Agreement shall be binding upon the parties hereto and upon their heirs, administrators, representatives, executors, successors, and assigns, and shall inure to the benefit of said parties and each of them and to their heirs, administrators, representatives, executors, successors, and assigns.  Employee expressly warrants that Employee has not transferred to any person or entity any rights or causes of action, or claims released by this Agreement.

17.           Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal, invalid, or unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions shall not be effected thereby and said illegal, unenforceable, or invalid term, part or provision shall be deemed not to be a part of this Agreement.

18.           With the exception of the Proprietary Information and Invention Assignment Agreement previously entered into between Employee and the Company, which shall remain in full force and effect and are unaffected by this Agreement, this Agreement sets forth the entire agreement between the parties hereto and fully supersedes any and all prior agreements and understandings, written or oral, between the parties hereto pertaining to the subject matter hereof.  This Agreement may only be amended or modified by a writing signed by the parties hereto.  Any waiver of any provision of this Agreement shall not constitute a waiver of any other provision of this Agreement unless expressly so indicated otherwise.

19.           This Agreement shall be interpreted in accordance with the plain meaning of its terms and not strictly for or against any of the parties hereto.

20.           This Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California.

21.           Any dispute arising between Employee and the Company pertaining to the formation, validity, interpretation, effect or alleged breach of this Agreement or any matters released herein, will be submitted to binding arbitration at a mutually agreeable location, or in the absence of such, in Santa Clara County, California.  Such arbitration supplants, replaces and waives any right that Employee or the Company may have to pursue any dispute, claim or controversy relating to the formation, validity, interpretation, effect or alleged breach of this Agreement in any court, agency, tribunal or other forum, including a civil action before any jury.  The parties agree to submit any such dispute to binding arbitration pursuant to the JAMS Employment Arbitration Rules and Procedures as are in effect on the date of the submission.  Either Employee or the Company may initiate arbitration hereunder by written notice to the other which shall include a concise statement of the issue(s) to be arbitrated, along with a statement setting forth the relief requested. Any demand for arbitration shall be filed within one year following the act, occurrence, or non-occurrence giving rise to the claim(s) upon which arbitration is sought or required.  Any failure to demand arbitration within this time frame and according to these rules shall constitute a waiver of all rights to raise any claims in any forum arising out of any dispute that was subject to arbitration.  The decision of the arbitrator pursuant to this Agreement shall be in writing, final, valid, irrevocable and conclusively binding upon the parties to the dispute.  The award may be entered as a judgment in any court of competent jurisdiction and the parties agree to stipulate to entry of judgment.  Should either Employee or the Company disregard this arbitration requirement and pursue an action subject hereto in any court or other as provided herein, upon application of the aggrieved party to a court of competent jurisdiction, the court shall order the matter to arbitration and shall award the prevailing party in any such hearing its reasonable costs and attorney’s fees incurred in connection therewith.

22.           This Agreement may be executed in counterparts and each counterpart, when executed, shall have the efficacy of a second original.  Photographic or facsimile copies of any such signed counterparts may be used in lieu of the original for any said purpose.

For Employee:

Dated: February 6, 2008	/s/ Hossein Arjomand
Hossein Arjomand

For Align Technology, Inc.:

Dated: February 6, 2008	By: /s/ Roger E. George
Roger E. George
Vice President, Legal and Corporate Affairs, General Counsel and Corporate Secretary

EXHIBIT A

EXHIBIT A

SUBSEQUENT RELEASE AGREEMENT

                                This Subsequent Release Agreement (hereinafter referred to as “Subsequent Release Agreement”) is made and entered into by and between Hossein Arjomand (hereinafter referred to as “Employee”), and Align Technology, Inc. (hereinafter referred to as “Company”).  In consideration of the mutual covenants and promises herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed by and between the parties as follows:

                WHEREAS, Employee has been for a time employed by the Company.

                WHEREAS, Employee and the Company have previously entered into an employment agreement dated as of November 5, 2005 (the “Employment Agreement”);

                WHEREAS, Employee successfully completed the Transition Period identified in the Separation Agreement & Release of All Claims (the “Original Separation Agreement”) and his employment with the Company shall end effective February 28, 2008 (the “Separation Date”);

                WHEREAS, the parties wish to permanently resolve all disputes that exist or may exist between them in the future arising out of Employee’s employment with the Company and the termination thereof;

                NOW, THEREFORE, for and in consideration of the promises and undertakings described below, the parties agree as follows:

AGREEMENT

1.             Employee’s employment with the Company shall end effective the Separation Date and his obligation to perform any services on behalf of the Company shall cease.  On the Separation Date, Employee shall be entitled to no other salary, wages, benefits or compensation of any type from the Company, provided, however, if Employee executes and does not revoke this Subsequent Release Agreement, he shall be entitled to those payments and benefits that are specified in this Subsequent Release Agreement.

2.             On the Separation Date, the Company shall pay Employee all salary and all accrued but unused vacation earned by him through the Separation Date.

3.             Employee agrees that prior to the execution of this Subsequent Release Agreement he was not entitled to receive any monetary payments or benefits from the Company beyond the Separation Date, and that the only payments and benefits that Employee is entitled to receive from the Company in the future are those specified in this Subsequent Release Agreement.

4.             Provided that Employee executes Subsequent Release Agreement and does not revoke as set forth below or otherwise, Company shall pay to Employee:

(a) a gross amount equal to one year of Employee’s last base salary, which was two hundred fifty six thousand five hundred seventy three dollars and zero cents ($256,573.00) per year. Said payment shall be made in a lump sum and shall be paid to Employee within ten days of running of the seven (7) day revocation period described herein.  Said payments are subject to necessary and authorized deductions, and will be mailed to Employee’s current home address.

(a)           Beginning after the running of the revocation period set forth below, in addition, the Company shall pay Employee’s COBRA premiums for twelve (12) months beginning with the premium for March 1, 2008 and ending with the premium for February 1, 2009, or until such time as Employee obtains comparable benefits, whichever is sooner.  Employee expressly agrees that he shall provide notice to the Company at such time as he receives comparable benefits, so that the COBRA coverage and payments can be discontinued.  The Company will not withhold taxes or other amounts from said premium payments and Employee shall be responsible for any tax liability associated with such payments.  Employee is solely responsible for timely electing COBRA coverage and his failure to do so will result in forfeiture of the COBRA premiums identified in this Paragraph 1(b).

(b)           The Company will also pay $4,500 worth of outplacement services with Lee Hecht Harrison.  The Company will not withhold taxes or other amounts from any payments for outplacement services and Employee shall be responsible for any tax liability associated with such payments.

(c)           The consideration set forth in Paragraphs 4(a), 4(b) and 4(c) are not payable to Employee if Employee does not execute the Subsequent Release Agreement or elects to revoke this Subsequent Release Agreement as set forth below, or otherwise.

5.             Employee expressly agrees that:

(a)           He has been paid for all earned wages and accrued vacation as of the date of termination, including, but not limited to, any wages, salary, bonuses, incentive compensation, commissions, benefits, and compensation of any type.

(b)           The foregoing payments set forth in Paragraphs 4(a), 4(b) and 4(c) shall constitute an accord and satisfaction and a full and complete settlement of Employee’s claims, shall constitute the entire amount of monetary consideration provided to Employee under this Subsequent Release Agreement except as provided herein, and that Employee will not seek any further compensation for any other claimed damage, costs or attorneys’ fees in connection with the matters encompassed in this Subsequent Release Agreement.

(c)           The Company has made no representations to Employee regarding the tax consequences of any amounts received by Employee pursuant to this Subsequent Release Agreement.  Employee agrees to pay any and all federal, state, county or local taxes, which are required by law to be paid with respect to this Subsequent Release Agreement.  Employee agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, levies, assessments, executions, judgments or recoveries by any governmental entity against the Company for any amounts claimed due on account of this Subsequent Release Agreement or pursuant to claims made under any federal, state, county or local tax laws, and any costs, expenses or damages sustained by the Company by reason of any such claims.

6.             Employee represents that he has not filed any complaint, claims or actions against the Company, its affiliated companies, or their current or former officers, agents, directors, supervisors, employees, attorneys or representatives with any state, federal or local agency or court and that Employee will not do so at any time hereafter, except that Employee understands that nothing in this Subsequent Release Agreement shall be construed to prohibit him from filing a charge with, or participating in any investigation or proceeding conducted by, the Equal Employment Opportunity Commission, National Labor Relations Board, and/or any federal, state or local agency.  Notwithstanding the foregoing, Employee hereby waives any and all rights to recover monetary damages in any charge, complaint or lawsuit filed by him or by anyone else on his behalf.

7.             Employee shall refrain from communicating any disparaging, derogatory, libelous or scandalous statements to any third party regarding the Company, its products, services, employees, agents, or representatives.  The Company agrees that its Executive Officers have not and will not make any derogatory, disparaging or negative statements about Employee.

8.             Employee hereby agrees that all rights he may have under section 1542 of the California Civil Code are hereby waived by Employee.  Section 1542 provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

9.             Notwithstanding the provisions of section 1542 of the Civil Code of the State of California, Employee without limitation hereby irrevocably and unconditionally releases and forever discharges the Company, and its affiliated companies, their current and former officers, agents, directors, supervisors, employees, representatives, successors and assigns, and all persons acting by, through, under, or in concert with any of them from any and all charges, complaints, claims, causes of action, debts, sums of money, controversies, agreements, promises, damages and liabilities of any kind or nature whatsoever, both at law and equity, known or unknown, suspected or unsuspected, arising from conduct occurring on or before the date of this Subsequent Release Agreement, including without limitation any claims incidental to or arising out of Employee’s employment with the Company or the termination thereof.  It is expressly understood by Employee that among the various rights and claims being waived in this release are those arising under the Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621. et seq.), including the Older Workers’ Benefit Protection Act (29 U.S.C. § 626(f)).  This provision is intended by the parties to be all encompassing and to act as a full and total release of any claim, whether specifically enumerated herein or not, that Employee might have or has had, that exists or ever has existed on or to the date of this Subsequent Release Agreement, except for any claims which may not legally be released, including but not limited to claims for unemployment insurance, workers’ compensation or indemnification under California Labor Code section 2802.  Employee acknowledges that he has thoroughly investigated whether he has any rights to indemnification and agrees that he is unaware of any such rights.  All released claims, including related attorneys’ fees and costs, are forever barred by this Subsequent Release Agreement and without regard to whether those claims are based on any alleged breach of a duty arising in contract or tort; any alleged unlawful act, any other claim or cause of action; and regardless of the forum in which it might be brought.

10.           This Subsequent Release Agreement and compliance with its terms shall not be construed as an admission by the Company of any liability whatsoever, or as an admission by the Company of any violation of the rights of Employee.  The Company specifically disclaims any liability to Employee for any alleged violation of any order, law, statute, duty or contract on the part of the Company, or its employees or agents.

11.           Employee understands and agrees that Employee:

(a)           Has had the opportunity of a full twenty-one (21) days within which to consider this Subsequent Release Agreement before signing it, and that if Employee has not taken that full time period that Employee has failed to do so knowingly and voluntarily.

(b)           Has carefully read and fully understands all of the provisions of this Subsequent Release Agreement.

(c)           Is, through this Subsequent Release Agreement, releasing the Company, its affiliated companies, and their current and former officers, agents, directors, supervisors, employees, attorneys, representatives, successors and assigns and all persons acting by, through, under, or in concert with any of them, from any and all claims Employee may have against the Company or such individuals.

(d)           Knowingly and voluntarily agrees to all of the terms set forth in this Subsequent Release Agreement and intends to be legally bound by the same.

(e)           Was advised and hereby is advised in writing to consider the terms of this Subsequent Release Agreement and consult with an attorney of Employee’s choice prior to signing this Subsequent Release Agreement.

(f)            Has a full seven (7) days following the execution of this Subsequent Release Agreement to revoke this Subsequent Release Agreement, and has been and hereby is advised in writing that this Subsequent Release Agreement, all of its terms, and all of the obligations of the Company contained herein, shall not become effective or enforceable until the revocation period has expired.

(g)           Understands that rights or claims under the Age Discrimination in Employment Act of 1967 (29 U.S.C. § 621, et seq.) that may arise after the date this Subsequent Release Agreement is signed are not waived.

12.           Employee shall not execute this Subsequent Release Agreement prior to the Separation Date.

13.           Employee agrees not to interfere with the Company’s relationship with current employees, suppliers, customers or investors.  In furtherance of this obligation, for a period of twelve (12) months following the date of Employee’s execution of this Subsequent Release Agreement, Employee shall not directly or indirectly, for Employee or any other person, business or entity, solicit the services of anyone employed by the Company during Employee’s employment.

14.           The parties hereto represent and acknowledge that in executing this Subsequent Release Agreement they do not rely and have not relied upon any representation or statement made by any of the parties or by any of the parties’ agents, attorneys or representatives with regard to the subject matter or effect of this Subsequent Release Agreement or otherwise, other than those specifically stated in this written Agreement.

15.           This Subsequent Release Agreement shall be binding upon the parties hereto and upon their heirs, administrators, representatives, executors, successors, and assigns, and shall inure to the benefit of said parties and each of them and to their heirs, administrators, representatives, executors, successors, and assigns.  Employee expressly warrants that Employee has not transferred to any person or entity any rights or causes of action, or claims released by this Subsequent Release Agreement.

16.           Should any provision of this Subsequent Release Agreement be declared or be determined by any court of competent jurisdiction to be illegal, invalid, or unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions shall not be effected thereby and said illegal, unenforceable, or invalid term, part or provision shall be deemed not to be a part of this Subsequent Release Agreement.

17.           With the exception of the Proprietary Information and Invention Assignment Agreement previously entered into between Employee and the Company, which shall remain in full force and effect and are unaffected by this Subsequent Release Agreement, this Subsequent Release Agreement sets forth the entire agreement between the parties hereto and fully supersedes any and all prior agreements and understandings, written or oral, between the parties hereto pertaining to the subject matter hereof.  This Subsequent Release Agreement may only be amended or modified by a writing signed by the parties hereto.  Any waiver of any provision of this Subsequent Release Agreement shall not constitute a waiver of any other provision of this Subsequent Release Agreement unless expressly so indicated otherwise.

18.           This Subsequent Release Agreement shall be interpreted in accordance with the plain meaning of its terms and not strictly for or against any of the parties hereto.

19.           This Subsequent Release Agreement is made and entered into in the State of California, and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California.

20.           Any dispute arising between Employee and the Company pertaining to the formation, validity, interpretation, effect or alleged breach of this Subsequent Release Agreement or any matters released herein, will be submitted to binding arbitration at a mutually agreeable location, or in the absence of such, in Santa Clara County, California.  Such arbitration supplants, replaces and waives any right that Employee or the Company may have to pursue any dispute, claim or controversy relating to the formation, validity, interpretation, effect or alleged breach of this Subsequent Release Agreement in any court, agency, tribunal or other forum, including a civil action before any jury.  The parties agree to submit any such dispute to binding arbitration pursuant to the JAMS Employment Arbitration Rules and Procedures as are in effect on the date of the submission.  Either Employee or the Company may initiate arbitration hereunder by written notice to the other which shall include a concise statement of the issue(s) to be arbitrated, along with a statement setting forth the relief requested. Any demand for arbitration shall be filed within one year following the act, occurrence, or non-occurrence giving rise to the claim(s) upon which arbitration is sought or required.  Any failure to demand arbitration within this time frame and according to these rules shall constitute a waiver of all rights to raise any claims in any forum arising out of any dispute that was subject to arbitration.  The decision of the arbitrator pursuant to this Subsequent Release Agreement shall be in writing, final, valid, irrevocable and conclusively binding upon the parties to the dispute.  The award may be entered as a judgment in any court of competent jurisdiction and the parties agree to stipulate to entry of judgment.  Should either Employee or the Company disregard this arbitration requirement and pursue an action subject hereto in any court or other as provided herein, upon application of the aggrieved party to a court of competent jurisdiction, the court shall order the matter to arbitration and shall award the prevailing party in any such hearing its reasonable costs and attorney’s fees incurred in connection therewith.

21.           This Subsequent Release Agreement may be executed in counterparts and each counterpart, when executed, shall have the efficacy of a second original.  Photographic or facsimile copies of any such signed counterparts may be used in lieu of the original for any said purpose.

For Employee:
Dated:

Hossein Arjomand

For Align Technology, Inc.:

Dated:	By: